EXHIBIT 99

                         FORM 4 JOINT FILER INFORMATION

Name of
"Reporting Persons":       InterWest Partners VIII, L.P. ("IP8")
                           InterWest Investors VIII, L.P. ("II8")
                           InterWest Investors Q VIII, L.P. ("IIQ8")
                           InterWest Management Partners VIII, LLC ("IMP8")
                           InterWest Partners VI, L.P. ("IP6")
                           InterWest Investors VI, L.P. ("II6")
                           InterWest Management Partners VI, LLC ("IMP6")

                           John C. Adler
                           Stephen C. Bowsher
                           Harvey B. Cash
                           Christopher Ehrlich
                           Philip T. Gianos
                           W. Scott Hedrick
                           W. Stephen Holmes
                           Gilbert H. Kliman
                           Robert R. Momsen
                           H. Ronald Nash
                           Thomas L. Rosch
                           Michael B. Sweeney

Address:                   2710 Sand Hill Road, Second Floor
                           Menlo Park, CA  94025

Designated Filer:          InterWest Partners VIII, L.P.

Issuer and Ticker Symbol:  Myogen, Inc. (MYOG)

Date of Event:             September 29, 2004

Each of the following is a Joint Filer with InterWest Partners VIII, L.P. ("IP8") and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 4:

InterWest Investors VIII, L.P. ("II8") and InterWest Investors Q VIII, L.P. ("IIQ8"). InterWest Management Partners VIII, LLC ("IMP8") is the general partner of IP8, II8 and IIQ8 and has sole voting and investment control over the shares owned by IP8, II8 and IIQ8. Arnold L. Oronsky, Stephen C. Bowsher, Harvey
B. Cash, Philip T. Gianos, W. Scott Hedrick, W. Stephen Holmes, Gilbert H. Kliman, Thomas L. Rosch, and Michael B. Sweeney are managing directors of IMP8 and John C. Adler, Christopher Ehrlich and H. Ronald Nash are venture members of IMP8.

InterWest Partners VI, L.P. ("IP6") and InterWest Investors VI, L.P. ("II6"). InterWest Management Partners VI, LLC ("IMP6") is the general partner of IP6 and II6 and has sole voting and investment control over the shares owned by IP6 and II6. Arnold L. Oronsky, Harvey B. Cash, Philip T. Gianos, W. Scott Hedrick, W. Stephen Holmes and Robert R. Momsen are managing directors of IMP6 and Gilbert
H. Kliman is a venture member of IMP6.

All Reporting Persons disclaim beneficial ownership of shares of Myogen, Inc. stock held by IP8, II8, IIQ8, IP6 and II6, except to the extent of their respective pecuniary interest therein and any shares held in their names. The filing of this statement shall not be deemed an admission that, for purposes of
Section 16 of the Securities Exchange Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owner of all of the equity securities covered by this statement.


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


Each of the Reporting Persons listed above has designated InterWest Partners VIII, L.P. as its designated filer of Forms 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder. Each Reporting Person has appointed InterWest Management Partners VIII, LLC as its attorney in fact for the purpose of making reports relating to transaction in Myogen, Inc. Common Stock.

INTERWEST PARTNERS VIII, LP

By: InterWest Management Partners VIII, LLC
    Its General Partner


By: /s/ W. Stephen Holmes
    -------------------------------------------
    W. Stephen Holmes, Managing Director


INTERWEST INVESTORS VIII, LP

By: InterWest Management Partners VIII, LLC
    Its General Partner


By: /s/ W. Stephen Holmes
    -------------------------------------------
    W. Stephen Holmes, Managing Director


INTERWEST INVESTORS Q VIII, LP

By: InterWest Management Partners VIII, LLC
    Its General Partner

By: /s/ W. Stephen Holmes
    -------------------------------------------
    W. Stephen Holmes, Managing Director


INTERWEST PARTNERS VI, LP

By: InterWest Management Partners VI, LLC
    Its General Partner


By: /s/ W. Stephen Holmes
    -------------------------------------------
    W. Stephen Holmes, Managing Director


INTERWEST INVESTORS VI, LP

By: InterWest Management Partners VI, LLC
    Its General Partner


By: /s/ W. Stephen Holmes
    -------------------------------------------
    W. Stephen Holmes, Managing Director


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


John C. Adler, an individual                          Stephen C. Bowsher, an individual
By: InterWest Management Partners VIII, LLC, as       By: InterWest Management Partners VIII, LLC, as
Attorney-in-Fact                                      Attorney-in-Fact

By: /s/ Karen A. Wilson, Power of Attorney            By: /s/ Stephen C. Bowsher
    -------------------------------------------           -------------------------------------------


Harvey B. Cash, an individual                         Christopher Ehrlich, an individual
By: InterWest Management Partners VIII, LLC, as       By: InterWest Management Partners VIII, LLC, as
Attorney-in-Fact                                      Attorney-in-Fact

By: /s/ Karen A. Wilson, Power of Attorney            By: /s/ Christopher Ehrlich
    -------------------------------------------           -------------------------------------------


Philip T. Gianos, an individual                       W. Scott Hedrick, an individual
By: InterWest Management Partners VIII, LLC, as       By: InterWest Management Partners VIII, LLC, as
Attorney-in-Fact                                      Attorney-in-Fact

By: /s/ Karen A. Wilson, Power of Attorney            By: /s/ Karen A. Wilson, Power of Attorney
    -------------------------------------------           -------------------------------------------


W. Stephen Holmes, an individual                      Gilbert H. Kliman, an individual
By: InterWest Management Partners VIII, LLC, as       By: InterWest Management Partners VIII, LLC, as
Attorney-in-Fact                                      Attorney-in-Fact

By: /s/ W. Stephen Holmes                             By: /s/ Gilbert H. Kliman
    -------------------------------------------           -------------------------------------------


Robert R. Momsen, an individual                       H. Ronald Nash, an individual
By: InterWest Management Partners VIII, LLC, as       By: InterWest Management Partners VIII, LLC, as
Attorney-in-Fact                                      Attorney-in-Fact

By: /s/ Karen A. Wilson, Power of Attorney            By: /s/ Karen A. Wilson, Power of Attorney
    -------------------------------------------           -------------------------------------------


Thomas L. Rosch, an individual                        Michael B. Sweeney, an individual
By: InterWest Management Partners VIII, LLC, as       By: InterWest Management Partners VIII, LLC, as
Attorney-in-Fact                                      Attorney-in-Fact

By: /s/ Thomas L. Rosch                               By: /s/ Michael B. Sweeney
    -------------------------------------------           -------------------------------------------



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